PROMISSORY NOTE

August 29, 2008

FOR VALUE RECEIVED, the undersigned EDOORWAYS CORPORATION, a Delaware corporation (the "Company"), hereby promises to pay AJW PARTNERS, LLC (the "Holder"), the principal sum of Five Hundred Twelve Thousand Three Hundred Twenty-Seven Dollars and Twenty-Five Cents ($512,327.25) (the "Principal") in monthly installments in accordance with Schedule A, annexed hereto and made a part hereof beginning January 5, 2009. All amounts owing under this Notes shall be paid by in lawful money of the United States of America in immediately available funds.

1. **Payment**. Beginning on January 5, 2009, the Company shall make thirty-six (36) consecutive monthly payments of the outstanding principal of the Note and payments shall be due and payable each succeeding month thereafter on the Payment Due Date (as set forth on the Payment Schedule) until all principal has been paid in accordance with the Payment Schedule attached hereto as Schedule A (the "Payment Schedule").

There shall be no prepayment fee or penalty and the Company may, at it's option, prepay the principal of this Note, in whole or in part, without payment of any premium or penalty, by giving written notice thereof to the Holder at least one (1) day prior to the date selected for each pre-payment.

2. **Costs, Indemnities and Expenses**. In the event of default as described herein, the Company agrees to pay all reasonable fees and costs incurred by the Lender in collecting or securing or attempting to collect or secure this Note, including reasonable attorney's fees and expenses, whether or not involving litigation, collecting upon any judgments and/or appellate or bankruptcy proceedings. The Company agrees to pay any documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect to this Note, and the Company agrees to indemnify and hold the Lender harmless from and against any liability, costs, attorneys' fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

3. **Event of Default**. An "Event of Default" shall be deemed to have occurred upon the occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make any payment of the principal, interest, costs, indemnities, or expenses pursuant to this Note within five (5) days of the date due as prescribed herein (ii) any default, whether in whole or in part in the due observance or performance of any obligations or covenants, terms or provisions to be performed by the Company under this Note, or any other agreements hereunder between the Company and the Lender of even date herewith which is not cured by the Company by any applicable cure period therein or (iii) the Company shall (1) make a general assignment for the benefit of its creditors; (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code; (4) file with or otherwise submit to any governmental authority any petition,

GK

answer or document seeking: (A) reorganization, (B) an arrangement with creditors, or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction.

4. **Rights of Holder upon Default**. Upon an Event of Default (as defined above), the entire principal balance outstanding under this Note, plus ten percent (10%) of such amount and all other obligations of the Company under this Note shall be immediately due and payable without any action on the part of the Lender, and the Lender shall be entitled to seek and institute any and all remedies available to it.

5. **Governing Law; Jurisdiction**. **THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTON HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEY'S FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.**

6. **No Presentment, Demand or Notice Required**. The Company waives presentment for payment, demand, notice of demand, and of dishonor and nonpayment of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agrees to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after the date payment is demanded hereunder. Additionally, the undersigned's obligation hereunder shall be absolute and unconditional, and shall not be subject to any counterclaim, setoff, deduction, or defense the undersigned may have.

GK

7. **Headings Descriptive**. The headings of the several paragraphs and subparagraphs of this Note are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Note.

8. **Waiver of Jury Trial**. **AS A MATERIAL INDUCEMENT FOR THE LENDER TO LOAN TO THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.**

IN WITNESS WHEREOF, this Promissory Note is executed by the undersigned as of the date hereof.

EDOORWAYS CORP

Gary F. Kimmons
Chief Executive Officer